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                                                                   EXHIBIT 10.13

                            SECOND AMENDMENT TO THE
                          UNITED MERIDIAN CORPORATION
            1994 OUTSIDE DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

   This Second Amendment ("Third Amendment") to the United Meridian Corporation 1994 Outside Directors' Nonqualified Stock Option Plan (the "Plan") hereby amends the Plan as follows effective as of _______________, 1996 (the "Effective Date"):

   1. Section 4(e) of the Plan is amended and restated in its entirety to read as follows:

                "(e) Manner of Exercise. Option Shares purchased upon exercise of options shall at the time of purchase be paid for in full. The Company shall satisfy its employment tax and other tax withholding obligations by requiring the optionee (or such optionee's estate or representative) to pay the amount of employment tax and withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon by the optionee (or other person entitled to exercise the option) and the Company, accompanied by payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the option.
          Such payment shall be effected (i) by certified or official bank check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment or withholding tax (subject to such restrictions or procedures as the Company deems necessary to satisfy Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or (iii) by delivery of the equivalent thereof acceptable to the Company. The Company will, as soon as reasonably possible notify the optionee (or such optionee's representative) of the amount of employment tax and other withholding tax that must be paid under federal, state and local law due to the exercise of the option. At the time of delivery, the Company shall, without transfer or issue tax to the optionee (or other person entitled to exercise the option), deliver to the optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the Option Shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law."

   2. Section 4(f) of the Plan is amended and restated in its entirety to read as follows:

                "(f) Assignability of Options. Options granted hereunder may be transferred by the optionee thereof to one or more permitted transferees; provided that (i) there may be no consideration for such transfer, (ii) the optionee (or such

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          optionee's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the options, (iii) the optionee shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the optionee and (iv) of such transfer shall be effected pursuant to transfer documents approved from time to time by the Committee. To the extent an option transferred pursuant to this
          Section 4(f) is not fully exercisable as of the date of transfer thereof, the optionee shall specify in the transfer document whether and to what extent the transferred options (if less than all of the options subject to the applicable Nonqualified Stock Option Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Nonqualified Stock Option Agreement. Furthermore, to the extent the optionee transfers options that are not exercisable as of the date of transfer and such options are less than all of the options subject to the applicable Nonqualified Stock Option Agreement, the optionee shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Nonqualified Stock Option Agreement, when the transferred options become exercisable as options under the applicable
          Nonqualified Stock Option Agreement generally become exercisable subsequent to such transfer. Any permitted transferee may not further assign or transfer the transferred option otherwise than by will or the laws of the descent and distribution. Following any permitted transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of Sections 4(i), 4(j) and 4(k) hereof the term "optionee" shall be deemed to refer also to each permitted transferee. The events of termination of relationship in Section 4(g) hereof shall continue to be applied with respect to the Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 4(g). The term "permitted transferees" shall mean one or more of the following:
          (i) any member of the optionee's immediate family; (ii) a trust established for the exclusive benefit of one or more members of such immediate family; or (iii) a partnership in which such immediate family members are the only partners. The term "immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

   3. Section 5(a) of the Plan is amended and restated in its entirety to read as follows:

                "(a) The Plan shall be administered by the Committee on Directors (the "Committee") consisting of not less than three (3) non-employee directors (as defined in Rule 16b-3 promulgated under the Exchange Act). The members of the Committee shall be appointed by the Board of Directors. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors of the Company, may make such

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          rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held."

   4. Each Nonqualified Stock Option Agreement ("Option Agreement") entered into prior to the Effective Date of this Third Amendment shall be amended as follows:

          a. Section 2 of each Option Agreement is amended and restated in its entirety to read as follows:

          "2. Assignability of Option. This option is transferable to the extent permitted under the Plan."

          b. Section 3 of the Option Agreement is amended and restated in its entirety to read as follows:

          "3. Manner of Exercise. The Optionee (or other person entitled to exercise this option) shall purchase shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the option (i) by certified or official bank check, (ii) by the delivery of a number of shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax, or (iii) by delivery of the equivalent thereof acceptable to the Company. Any employment or withholding tax due upon exercise of this option shall be, and shall remain, the responsibility of the Optionee (or such Optionee's estate or representative). This option may be exercised from time to time by written notice to the Company stating the full number of shares to be purchased and the time and delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Optionee (or other person entitled to exercise this option) and the Company, accompanied by full payment for the shares as described in the first sentence of this
     Section 3. The Company will, as soon as is reasonably possible, notify the Optionee (or such Optionee's representative) of the amount of employment tax and other withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the option. The Company shall have no obligation to deliver certificates for the shares purchased until the Optionee (or such Optionee's representative) pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company's notice as described in this Section 3 by payment terms set forth in the first sentence of this Section 3. At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law."

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   5.    Appendix A to the Plan is amended and restated to read as set forth in
Appendix A to this Second Amendment.


Date:  _______________________

                                UNITED MERIDIAN CORPORATION



                                By:______________________________________
                                Name:____________________________________
                                Title:___________________________________

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